Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: FRED’S, INC., et al.	Case No. 19-11984 (CSS)
Reporting Period: December 1, 2019 to January 4, 2020

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	✓
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	✓
Schedule of Professional Fees Paid	MOR-1b	✓
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	✓
Balance Sheet	MOR-3	✓
Status of Postpetition Taxes	MOR-4	✓
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	✓
Listing of aged accounts payable	MOR-4	✓
Accounts Receivable Reconciliation and Aging	MOR-5	✓
Debtor Questionnaire	MOR-5	✓

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Mark Renzi	2/4/2020
Signature of Authorized Individual*	Date

Mark Renzi	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

For period from December 1, 2019 to January 4, 2020

($ in 000’s) Cash Flow Summary	Current Month	Cumulative
Receipts
FS Collections	—	28,296
Rx Collections (1)	2,839	32,012
Asset Sales	15,070	60,803
Other Collections	1,459	4,178

Total Cash Receipts	19,367	125,289
Disbursements
FS Merchandise	(26)	(856)
RX Merchandise	—	(10,670)
Payroll and Other Employee Obligations	(343)	(12,180)
Rent	(73)	(2,158)
Sales Tax	(5)	(3,971)
Utilities	(195)	(2,418)
Other Operating Disbursements	(826)	(10,924)
Third Party Rx Reimbursement	(3,605)	(6,239)
Other Non-Operating Disbursements	(3,847)	(27,597)

Total Cash Disbursements	(8,920)	(77,014)
Net Cash Flow (2)	10,447	48,275

(1)	The Company collected pharmacy proceeds on behalf 3rd party buyers for sold pharmacies during this period; generally a one week delay from collecting to disbursing those proceeds.
(2)	The Company was operating under cash collateral over the cumulative period and cash was used to pay down the DIP loan.

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Total Disbursements by Filed Legal Entity (unaudited, in thousands)

For period from December 1, 2019 to January 4, 2020
Legal Entity	Case Number	Disbursements
Fred’s, Inc.	19-11984	$8,847
Fred’s Stores of Tennessee, Inc.	19-11982	$73
505 N. Main Opp, LLC	19-11983	$—
National Equipment Management and Leasing, Inc.	19-11985	$—
National Pharmaceutical Network, Inc.	19-11986	$—
Summit Properties – Bridgeport, LLC	19-11987	$—
Summit Properties – Jacksboro, LLC	19-11988	$—
Reeves-Sain Drug Store, Inc.	19-11989	$—

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Bank Reconciliations (unaudited)

Values in $

Debtor Name	Name of Institution	Type of Account	Account Number (last 4 digits)	Account balance as of 1/4
Fred’s, Inc.	Regions Bank	Pharmacy Lockbox	7214	—
Fred’s, Inc.	Regions Bank	Payroll	5469	—
Fred’s, Inc.	Regions Bank	Master	5477	298,404
Fred’s, Inc.	Regions Bank	Master Funding	4352	942,847
Fred’s, Inc.	Regions Bank	Controlled Disbursement	3377	—
Fred’s, Inc.	Regions Bank	Alcohol	2440	—
Fred’s, Inc.	Regions Bank	Sales Tax	2459	—
Fred’s, Inc.	Regions Bank	Import Customs	5899	—
Fred’s, Inc.	Regions Bank	TN Lottery	4565	—
Fred’s, Inc.	Regions Bank	AR Lottery	4638	—
Fred’s, Inc.	Regions Bank	GA Lottery	4654	—
Fred’s, Inc.	Regions Bank	TX Lottery	3132	—
Fred’s, Inc.	Regions Bank	FL Lottery	5750	—
Fred’s, Inc.	Regions Bank	KY Lottery	3430	—
Fred’s, Inc.	Regions Bank	MO Lottery	3449	—
Fred’s, Inc.	Regions Bank	NC Education Lottery	3457	—
Fred’s, Inc.	Bank of America	Import Letters of Credit	3162	—
Fred’s, Inc.	Bank of America	EDI	4407	95,674
Fred’s, Inc.	MetaBank	Payroll Pay Cards	0011	16,752
Fred’s, Inc.	Regions Bank	Pharmacy Escrow Acct	5963	—
Fred’s, Inc.	Regions Bank	Stub Rent Escrow Acct	5920	84,788
Fred’s, Inc.	Regions Bank	Utility Escrow Acct	5742	359,271
Fred’s, Inc.	Regions Bank	Asset Disposition	4585	30,341,751
Fred’s Stores of Tennessee, Inc.	Colony Bank	Store Operating	3410	2,295
Fred’s Stores of Tennessee, Inc.	BB&T	Store Operating	4848	9,689
Fred’s Stores of Tennessee, Inc.	Concordia Bank	Store Operating	8829	1,167
Fred’s Stores of Tennessee, Inc.	Extraco Bank	Store Operating	0926	2,353
Fred’s Stores of Tennessee, Inc.	First Guaranty Bank	Store Operating	5568	4,766
Fred’s Stores of Tennessee, Inc.	First Guaranty Bank	Store Operating	2625	1,196
Fred’s Stores of Tennessee, Inc.	First Guaranty Bank	Store Operating	1161	7,238
Fred’s Stores of Tennessee, Inc.	First Security Bank	Store Operating	8030	4,233
Fred’s Stores of Tennessee, Inc.	Mount Vernon Bank	Store Operating	0473	1,973
Fred’s Stores of Tennessee, Inc.	Tippins Bank & Trust Co	Store Operating	9797	3,023
Fred’s Stores of Tennessee, Inc.	Valley National Bank	Store Operating	6008	11,499

NOTE: Account Balances provided as of 1/4/2020 or date of latest account activity

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Total Disbursements to Retained Professionals (unaudited, in thousands)

For period from December 1, 2019 to January 4, 2020
Retained Professionals	Role	Current Month Disbursements	Cumulative Disbursements
Morris, Nichols, Arsht & Tunnell LLP	Debtor Counsel	245	391
Akin Gump Strauss	Debtor Counsel	228	512
Kasowitz Benson Torres LLP	Debtor Counsel	1,309	1,309
Berkeley Research Group	Debtor Financial Advisor	654	1,097
Epiq Corporate Restructuring LLC	Claims Agent	137	463
Alarez & Marsal LLC	UCC Financial Advisor	325	325
Lowenstein Sandler LLP	UCC Counsel	587	735
Womble Bond Dickinson	UCC Counsel	42	42

Total		$3,527	$4,874

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

MOR 2 - CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited, in thousands)

For period from December 1, 2019 to January 4, 2020

Net sales (1)	(2,461)
Cost of goods sold (2)	790

Gross profit	(3,251)
Depreciation and amortization	—
Selling, general and administrative expenses	3,953

Operating income (loss)	(7,204)
Gain (loss) from disposal of assets/liabilities	—
Interest expense (income)	(0)

Income (loss) before income taxes	(7,203)
Provision (benefit) for income taxes	—

Net income (loss) from continuing operations	(7,203)
Net income (loss) from discontinued operations	—

Net income (loss)	(7,203)

(1)	Includes adjustments for prior period pharmacy sales based on prescription price corrections
(2)	Includes DIR fees charged for pharmacy transactions; fees generally charged 90 days post-transaction

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

MOR 3 - CONSOLIDATED BALANCE SHEETS (unaudited, in thousands)

As of Jan. 4 2020
ASSETS
Current assets:
Cash and cash equivalents (1)	32,189
Inventories	—
Receivables, less allowance for doubtful accounts of $1,974	2,338
Other non-trade receivables	18,255
Prepaid expenses and other current assets	699

Total current assets	53,481
Property and equipment, less accumulated depreciation and amortization	55
Goodwill	—
Intangible assets, net	—
Other noncurrent assets, net	11,053

Total assets	64,589

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	58,355
Current portion of indebtedness	68
Accrued expenses and other	11,987

Total current liabilities	70,409
Long-term portion of indebtedness	14,388
Other noncurrent liabilities	5,135

Total liabilities	89,933

Shareholders’ equity:
Preferred stock, nonvoting, no par value	—
Preferred stock, Series A junior participating nonvoting, no par value	—
Preferred stock, Series C junior participating voting, no par value	—
Common stock, Class A voting, no par value	128,131
Common stock, Class B nonvoting, no par value	—
Treasury Stock, at cost	(10,826)
Retained earnings	(143,204)
Accumulated other comprehensive income	555

Total shareholders’ equity	(25,344)

Total liabilities and shareholders’ equity	64,589

(1)

Cash includes pharmacy proceeds the Company collected on behalf of 3rd party buyers for sold pharmacies that had not been disbursed as of 1/4/20; the Company generally holds 1-2 weeks of 3rd party pharmacy proceeds before disbursing funds.

Note: This does not include potential lease rejection damages.

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

MOR - 4 Status of Post Petition Taxes

The Debtors continue to pay post-petition taxes as they become due and are current on those payments.

If payments become past due the Debtors will include a schedule in the MOR listing past due post-petition taxes.

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Summary of Unpaid Post-Petition Debts (unaudited, in Thousands)

Post-Petition Debts Aging Amount	Total
Current	28
0 - 30 Days Old	184
31 - 60 Days Old	124
61 - 90 Days Old	317
91+ Days Old	204

Total Post-Petition Debts	857

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Trade Receivable Aging (unaudited, in Thousands)

Trade Receivable Aging Amount	Credit Card	Pharmacy	Total	Allowance for Doubtful Accounts	Total, less Allowance for Doubtful Accounts
Current	—	—	—	—	—
0 - 30 Days Old	—	4,312	4,312	1,974	2,338
31 - 60 Days Old	—	—	—	—	—
61 - 90 Days Old	—	—	—	—	—
91+ Days Old	—	—	—	—	—

Total Trade Receivable	—	4,312	4,312	1,974	2,338

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Questionnaire

				Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

During this period, the debtors liquidated FF&E for amounts below normal course pricing. The Dublin DC and owned stores were also sold to third-party buyers.

X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X

3. Have all post-petition tax returns been filed timely? If no, provide an explanation below.				X

4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.				X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.					X

Account Name	Purpose	Business	Acct Number	Bank Name	Date